                                                                  EXHIBIT 10.101

                              SECOND AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT
                              (WAREHOUSE FACILITY)

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (WAREHOUSE FACILITY) (the "AMENDMENT"), dated as of June 23, 2000, is entered into between the Lenders party hereto, BANKERS TRUST COMPANY, a New York banking corporation, as agent for the Lenders (the "AGENT"), DORAL FINANCIAL CORPORATION, a corporation organized under the laws of the Commonwealth of Puerto Rico ("DFC"), and DORAL MORTGAGE CORPORATION, a corporation organized under the laws of the Commonwealth of Puerto Rico and a wholly-owned subsidiary of DFC ("DMC", and together with DFC, each a "BORROWER" and collectively, the "BORROWERS"), with reference to the Amended and Restated Credit Agreement (Warehouse Facility), dated as of June 25, 1999, as amended by the First Amendment to Amended and Restated Credit Agreement (Warehouse Facility) dated as of November 30, 1999, between the Borrowers, the Agent and the lenders party thereto (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"). All capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.

         The Lenders, the Agent and the Borrowers wish to amend the Credit Agreement as set forth herein.

         ACCORDINGLY, the parties hereto agree as follows:

         Section 1.        Amendments to Credit Agreement.

         (a) The following new definitions shall be added to Section 1.1 of the Credit Agreement in appropriate alphabetical order:

                  ""ADJUSTED ASSETS" shall mean, with respect to each asset of DFC and its consolidated Subsidiaries (other than its Non-Mortgage Banking Subsidiaries), the quotient obtained by multiplying the value of such asset as determined in accordance with GAAP, consistently applied, by the Maximum Liability Factor for such asset as set forth in Exhibit S."

                  ""AGGREGATE ADJUSTED ASSETS" shall mean, with respect to DFC and its consolidated Subsidiaries (other than its Non-Mortgage Banking Subsidiaries), the aggregate amount of all Adjusted Assets of such entities."

                  ""TOTAL BORROWER LIABILITIES" shall mean the aggregate amount of all liabilities of DFC and its consolidated Subsidiaries (other than its Non-Mortgage Banking Subsidiaries) determined in accordance with GAAP, consistently applied, other than (i) Permitted Subordinated Indebtedness, and (ii) any preferred stock included as a liability of such entity in accordance with GAAP."

         (b) Clause (l) of the definition of "Eligible Mortgage Loan" shall be amended to read as follows:

         "(l)     if the promissory note for such Mortgage Loan (or any other documentation relating thereto) has been withdrawn from the possession of the Collateral Agent on the terms and subject to conditions set forth in Section 6(a) of the Security Agreement, (i) the promissory note and any related documentation for such Mortgage Loan has been shipped by the Collateral Agent directly to an Approved Investor for purchase, as permitted under Section 6(a) of the Security Agreement,
         (ii) such shipment has occurred within the immediately preceding two
         (2) Business Days (or within the immediately preceding five (5) days in the case of Mortgage Loan sales to the FNMA or FHLMC cash window), and (iii) the collateral value of the Mortgage Loan for which such note or other documentation has been shipped, when added to the collateral value of all other Mortgage Loans for which notes or other documentation have been shipped to an Approved Investor pursuant to
         Section 6(a) of the Security Agreement or released to either Borrower pursuant to Section 6(i) of the Security Agreement, does not exceed $25,000,000 in the aggregate;"

         (c) Clause (r) of the definition of "Eligible Mortgage Loan" shall be re-lettered as clause (t), the word "and" at the end of clause (q) thereof shall be deleted, and the following new clauses (r) and (s) shall be added to the definition of "Eligible Mortgage Loan" immediately following clause (q) thereof:

         "(r)     if the promissory note for such Mortgage Loan (or any other documentation relating thereto) has been withdrawn from the possession of the Collateral Agent on the terms and subject to conditions set forth in Section 6(c) of the Security Agreement, (i) the promissory note and any related documentation for such Mortgage Loan has been shipped or delivered by the Collateral Agent directly to the Certificating Custodian, as permitted under Section 6(c) of the Security Agreement, and (ii) the Certificating Custodian is in compliance with the requirements set forth in Section 6(c) of the Security Agreement relating to such Mortgage Loan or other documentation;

         (s) if the promissory note for such Mortgage Loan (or any other documentation relating thereto) has been withdrawn from the possession of the Collateral Agent on the terms and subject to conditions set forth in Section 6(i) of the Security Agreement, (i) such note or other documentation has been released to the applicable Borrower pursuant to a trust receipt as permitted under Section 6(i) of the Security Agreement for the purpose of ultimate sale or for the purpose of shipping, processing or otherwise dealing with such note or other documentation in a manner preliminary to their sale, and such Borrower intends to ship the note and related documentation directly to an Approved Investor in accordance with the terms of Section 6(a) of the Security Agreement under cover of a transmittal letter substantially in the form of Attachment 3-A to the Security Agreement (except for notes or other documentation which will be returned to the Collateral Agent after correction of clerical or other non-substantive documentation problems and which notes or other documentation released to either Borrower for such purpose have a collateral value that does not exceed $3,000,000 in the aggregate), (ii) such note and other documentation have been returned to the Collateral Agent within three
         (3) Business Days, and (iii) the collateral value of the Mortgage Loan for which such note or other documentation has been released, when added to the collateral value of all other Mortgage Loans for which notes or other documentation have been released to either Borrower pursuant to Section 6(i) of the Security Agreement or shipped to an Approved Investor pursuant to
         Section 6(a) of the Security Agreement, does not exceed $25,000,000 in the aggregate; and"

         (d) The definition of "ELIGIBLE NON-CONFORMING MORTGAGE LOAN" set forth in Section 1.1 of the Credit Agreement shall be amended by replacing "$3,000,000" in clause (d) thereof with "$10,000,000".

         (e) The definition of "MATURITY DATE" set forth in Section 1.1 of the Credit Agreement shall be amended by replacing "June 23, 2000" with "June 22, 2001".

         (f) The definition of "NON-MORTGAGE BANKING SUBSIDIARIES" set forth in Section 1.1 of the Credit Agreement shall be amended to read as follows:

                  ""NON-MORTGAGE BANKING SUBSIDIARIES" shall mean any Subsidiary of DFC that is not primarily engaged in the business of mortgage banking as reasonably determined by the Agent from time to time, including the following: (i) Doral Bank, (ii) Doral Securities, Inc., (iii) Doral Bank FSB, (iv) Doral Capital, Inc., (v) Doral Properties, Inc., (vi) Doral Money, Inc., (vii) Doral Agency, Inc., and (viii) Doral International, Inc."

         (g) The definition of "TOTAL LIABILITIES" set forth in Section 1.1 of the Credit Agreement shall be deleted in its entirety.

         (h) Section 2.1(d) of the Credit Agreement shall be amended by deleting the phrase "; and provided further that the aggregate principal amount of Facility 2 Tranche C Loans plus the aggregate principal amount of Servicing Loans outstanding at any time shall not exceed the then current Collateral Value of the Pledged Servicing Portfolio" at the end of the first sentence thereof.

         (i) Section 2.1 of the Credit Agreement shall be amended by adding the following new Section 2.1(g) thereto immediately following Section 2.1(f):

                  "(g)     Limitation on Aggregate Facility 2 Loans and
         Servicing Loans. Notwithstanding anything contained herein, the aggregate principal amount of Facility 2 Tranche A Loans, Facility 2 Tranche B Loans and Facility 2 Tranche C Loans plus the aggregate principal amount of Servicing Loans outstanding at any time shall not exceed the then current Collateral Value of the Pledged Servicing Portfolio."

         (j) Section 2.8(d) of the Credit Agreement shall be amended by replacing the phrase "Facility 2 Tranche C Loans" with the phrase "Facility 2 Tranche A Loans, Facility 2 Tranche B Loans and Facility 2 Tranche C Loans" wherever it appears in such section.

         (k) Section 4.8 of the Credit Agreement shall be amended to read as follows:

                  "SECTION 4.8      SUBSIDIARIES.

                  As of June 23, 2000, DFC has no Subsidiaries other than (i) DMC, (ii) Doral Bank, (iii) Centro Hipotecario de Puerto Rico, Inc.,
         (iv) Doral Properties, Inc., (v) Doral Securities, Inc., (vi) Doral Bank FSB, (vii) Doral Money, Inc., (viii) Doral Capital, Inc., (ix) SANA Mortgage Bankers, (x) Doral Agency, Inc., and (xi) Doral International, Inc. DFC owns, directly or through another Subsidiary of DFC, one hundred percent (100%) of the stock of each such Subsidiary, and all of the stock of each such Subsidiary has been duly issued and is fully paid and nonassessable. DMC has no Subsidiaries as of June 23, 2000 other than SANA Mortgage Bankers."

         (l) Section 5.1(a)(i) of the Credit Agreement shall be amended by replacing the phrase "ninety-five (95) days" with the phrase "one hundred (100) days".

         (m) Section 5.1(a)(ii) of the Credit Agreement shall be amended by replacing the phrase "fifty (50) days" with the phrase "fifty-five (55) days".

         (n) Section 5.1(a) of the Credit Agreement shall be amended by renumbering clause (xii) thereof as clause (xiii), by deleting the word "and" at the end of clause (xi) thereof, and by adding thereto immediately following clause (xi) thereof the following new clause (xii):

                  "(xii)   Federal Reserve Report. As soon as available and in
         any event within fifty-five (55) days after the end of each fiscal quarter of DFC, Federal Reserve Report FR Y-9C Risk Based Capital Report for DFC and its Subsidiaries and any successor report thereto or replacement thereof; and"

         (o) Section 5.1 of the Credit Agreement shall be amended to add the following new clause (j) thereto immediately following clause (i) thereof:

                  "(j)     Replacement of Notes and Security Documents. Upon
         receipt of an affidavit of an officer of any Lender as to the loss, theft, destruction or mutilation of any Note held by such Lender or any security document executed in connection herewith which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Note or security document, issue, in lieu thereof, a replacement note, in the same principal amount thereof and otherwise of like tenor, or security document."

         (p) Section 5.2(b) of the Credit Agreement shall be amended to read as follows:

                  "(b)    Change of Business. Except as permitted under Section
         5.2(e), engage in any type of business that is unrelated to (i) the mortgage banking and lending business and the servicing of Mortgage Loans, or (ii) any related financial services business (including, without limitation, any activity permitted for banks, savings associations, savings and loan or bank holding companies, or financial holding companies), or permit any of DFC's Subsidiaries to engage in any type of business other than financial services (including, without limitation, any activity permitted for banks, savings associations, savings and loan or bank holding companies, or financial holding companies); provided that the Borrowers may create one or more Subsidiaries for the purposes of acquiring, developing and holding real property to be leased principally to DFC and DFC's other Subsidiaries."

         (q) Section 5.2 of the Credit Agreement shall be amended by adding the following new clause (p) immediately following clause (o) thereof:

                  "(p)     Well Capitalized Institution. In the case of DFC,
         cease to be a "well capitalized institution" in accordance with the guidelines relating to such institutions promulgated by the Board from time to time."

         (r) Section 5.3 of the Credit Agreement shall be amended by adding the following new clause (a) immediately preceding clause (b) thereof:

                  "(a)     Total Borrower Liabilities. Permit DFC and its
         consolidated Subsidiaries (other than its Non-Mortgage Banking Subsidiaries) to incur Total Borrower Liabilities in excess of Aggregate Adjusted Assets. An example of the determination of compliance with such covenant, for illustrative purposes only, is set forth in Exhibit S."

         (s) Section 5.3(c) of the Credit Agreement shall be deleted in its entirety and Section 5.3(d) shall be renumbered Section 5.3(c).

         (t) The form of "Sample Calculation of Total Borrower Liabilities" attached as Appendix A hereto shall be added to the Credit Agreement as a new Exhibit S thereto immediately following Exhibit R thereto.

         (u) Hibernia National Bank shall cease to be a Lender under the Credit Agreement, the other Loan Documents and the Intercreditor Agreement for all purposes thereof and Bank of America, N.A. shall be added as a Lender under the Credit Agreement, the other Loan Documents and the Intercreditor Agreement. The Commitments of the respective Lenders shall be as set forth opposite the names of the Lenders on the signature pages hereto.

         (v) The following Lenders and their affiliates shall have the titles set forth below for purposes of the credit facilities contemplated by the Credit Agreement:

          Deutsche Bank Securities Inc.      Arranger and Syndication Agent
          Deutsche Bank Securities Inc.      Documentation Agent
          Bankers Trust Company              Administrative Agent
          First Union National Bank          Managing Agent
          Bank of America, N.A.              Managing Agent

         (w) All references to the "Agent" under the Credit Agreement and the other Loan Documents shall be deemed to be references to the "Administrative Agent".

         Section 2. Representations and Warranties. The Borrowers represent and warrant that, on and as of the date hereof, all of the representations and warranties made by them in the

Credit Agreement and the other Loan Documents are true and correct as if made on and as of the date hereof and no Potential Default or Event of Default has occurred and is continuing.

         Section 3. Effectiveness. This Amendment shall become effective as of the date hereof upon delivery to the Administrative Agent of (i) counterparts of this Amendment, duly executed and delivered by the parties hereto, (ii) the Amendment to the Amended and Restated Security, Custody and Collateral Agency Agreement (Warehouse Facility) in the form of Appendix B hereto, duly executed and delivered by the parties thereto, (iii) a duly executed Facility 1 Note and Facility 2 Note for Bank of America, N.A., (iv) reliance letters from New York counsel and Puerto Rico counsel for the Borrowers addressed to Bank of America, N.A., in the form of Appendix C-1 and Appendix C-2 hereto, respectively, duly executed by such counsel, and (v) an opinion letter from Puerto Rico counsel for the Borrowers addressed to the Lenders in the form of Appendix D hereto.

         Section 4. Post-Closing Matters. The Borrowers agree to deliver to the Administrative Agent not later than forty-five (45) days following the date hereof, certified copies of the resolutions of the Board of Directors of each of the Borrowers evidencing the authorization of such Borrower to enter into this Amendment and the Additional Lender Agreement being executed and delivered by such Borrower concurrently with the execution and delivery of this Amendment and to consummate the transactions and matters contemplated hereby and thereby.

         Section 5. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Amendment by signing any such counterpart.

         Section 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         Section 7. Miscellaneous. Except as expressly amended hereby, none of the terms, covenants and conditions contained in the Credit Agreement, the other Loan Documents or the Intercreditor Agreement shall be amended or waived, and all such terms, covenants and conditions shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. Nothing contained herein shall operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement, any other Loan Document or the Intercreditor Agreement, or constitute a waiver of any provision of the Credit Agreement, any other Loan Document or the Intercreditor Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                                DORAL FINANCIAL CORPORATION,
                                as a Borrower

                                By:   /s/ Mario S. Levis
                                      -----------------------------------------

                                Title:   Executive Vice President and Treasurer

                                DORAL MORTGAGE CORPORATION,
                                as a Borrower

                                By:    /s/ Mario S. Levis
                                       ----------------------------------------
                                Name:    Mario S. Levis
                                Title:   Executive Vice President

Facility 1 Commitment:          BANKERS TRUST COMPANY,
   $41,000,000                  as Administrative Agent and as a Lender

Facility 2 Commitment:
   $1,000,000                   By:    /s/ Kevin M. McCann
                                       ----------------------------------------
                                Kevin M. McCann
                                Managing Director


Facility 1 Commitment:          FIRST UNION NATIONAL BANK,
   $38,000,000                  as Managing Agent and as a Lender

Facility 2 Commitment:
   $1,000,000                   By:    /s/ R. Steven Hall
                                       ----------------------------------------
                                Name:  R. Steven Hall
                                       ----------------------------------------
                                Title: Vice President
                                       ----------------------------------------

Facility 1 Commitment:          BANK OF AMERICA, N.A.
   $38,000,000                  as Managing Agent and as a Lender

Facility 2 Commitment:
   $1,000,000                   By:    /s/ Chad Patton
                                       ----------------------------------------
                                Name:  Chad Patton
                                       ----------------------------------------
                                Title: Vice President
                                       ----------------------------------------

Facility 1 Commitment:          FLEET NATIONAL BANK (formerly BANKBOSTON,
$32,000,000                     N.A.), as a Lender

Facility 2 Commitment:
   $1,000,000                   By:    /s/ Robert T.P. Storer
                                       ----------------------------------------
                                Name:  Robert T.P. Storer
                                       ----------------------------------------
                                Title: Managing Director
                                       ----------------------------------------


Facility 1 Commitment:          CREDIT LYONNAIS, NEW YORK BRANCH,
   $28,000,000                  as a Lender

Facility 2 Commitment:
   $1,000,000                   By:    /s/ W. Jay Buckley
                                       ----------------------------------------
                                Name:  W. Jay Buckley
                                       ----------------------------------------
                                Title: First Vice President
                                       ----------------------------------------


Facility 1 Commitment:          THE BANK OF NEW YORK,
   $27,000,000                  as a Lender

Facility 2 Commitment:
   $1,000,000                   By:    /s/ Robert W. Pierson
                                       ----------------------------------------
                                Name:  Robert W. Pierson
                                       ----------------------------------------
                                Title: Vice President
                                       ----------------------------------------


Facility 1 Commitment:          NATIONAL CITY BANK OF KENTUCKY,
   $27,000,000                  as a Lender

Facility 2 Commitment:
   $1,000,000                   By:    /s/ Robert Ogburn
                                       ----------------------------------------
                                Name:  Robert Ogburn
                                       ----------------------------------------
                                Title: Senior Vice President
                                       ----------------------------------------


Facility 1 Commitment:          COLONIAL BANK,
   $19,000,000                  as a Lender

Facility 2 Commitment:
   $1,000,000                   By:    /s/ Amy J. Nunneley
                                       ----------------------------------------
                                Name:  Amy J. Nunneley
                                       ----------------------------------------
                                Title: SVP
                                       ----------------------------------------